Exhibit 10.7

AMENDED AND RESTATED PROMISSORY NOTE

Not to Exceed $250,000	October 15, 2021

Reference is made to that certain Promissory Note (the “Original Note”), dated as of January 22, 2021 (the “Effective Date”), by and between Chardan NexTech Acquisition Corp., a Delaware corporation (“Maker” or the “Company”), and Chardan NexTech Investments LLC, a Delaware limited liability company (“Payee”). This Note amends and restates the Original Note in its entirety and shall be deemed effective as of the Effective Date.

FOR VALUE RECEIVED, Maker hereby unconditionally promises to pay to the order of Payee, the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) or such lesser amount as shall have been advanced by Payee to Maker and shall remain unpaid under this note (this “Note”), in legal and lawful money of the United States of America.

Payee may make advances to Maker from time to time under this Note; provided, however, that notwithstanding anything to the contrary herein, at no time shall the aggregate of all advances and re-advances outstanding under this Note exceed $250,000.

This is a non-interest bearing Note.

The entire unpaid principal balance of this Note shall be due and payable upon the earlier of December 31, 2021 or the expiration of the underwriters’ 45-day option to purchase additional units to cover over-allotments, if any, in connection with Maker’s initial public offering of the Company’s securities.

If payment of this Note or any installment of this Note is not made when due, the entire indebtedness hereunder, at the option of Payee, shall immediately become due and payable, and Payee shall be entitled to pursue any or all remedies to which Payee is entitled hereunder, or at law or in equity.

This Note may be prepaid, in whole or in part, without penalty. This Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought. The loan evidenced by this Note is made solely for business purposes.

THIS NOTE IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF NEW YORK. EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES MAY APPLY TO THE TERMS HEREOF, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS NOTE. IN THE EVENT OF A DISPUTE INVOLVING THIS NOTE OR ANY OTHER INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, THE UNDERSIGNED PARTIES IRREVOCABLY AGREE THAT VENUE FOR SUCH DISPUTE SHALL LIE IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK.

Service of any notice by Maker to Payee or by Payee to Maker, shall be mailed, postage prepaid by certified United States mail, return receipt requested, at the address for such party set forth in this Note, or at such subsequent address provided to the other party hereto in the manner set forth in this paragraph for all notices. Any such notice shall be deemed given three (3) days after deposit thereof in an official depository under the care and custody of the United States Postal Service.

Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, the undersigned and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this Note, in addition to the principal and interest due and payable hereon, reasonable attorneys’ and collection fees.

The undersigned and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, notice of acceleration, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

The undersigned hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by the payee on this Note, any and every right it may have to (i) injunctive relief, (ii) a trial by jury, (iii) interpose any counterclaim therein and (iv) have the same consolidated with any other or separate suit, action or proceeding. Nothing herein contained shall prevent or prohibit the undersigned from instituting or maintaining a separate action against payee with respect to any asserted claim.

Any provision contained in this Notes which is prohibited or unenforceable in any jurisdictions shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibitions or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

This Note represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

[Signature page follows]

EXECUTED AND AGREED as of the date first above written.

CHARDAN NEXTECH ACQUISITION CORP.

By:	/s/ Jonas Grossman
Name:	Jonas Grossman
Title:	Chief Executive Officer

[Signature Page to Promissory Note]